August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to The Flexible Income Portfolio:

The following disclosure should replace the current disclosure under the subsection titled "Principal Investment Strategies—Futures and Options" of the Portfolio's Prospectus:

The Fund may invest in options and futures, including interest rate futures and options on underlying portfolio securities, currencies and swaps, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Fund's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

The following sentence should hereby replace the last sentence of the sub-section titled "Principal Investment Strategies—Other Securities" of the Portfolio's Prospectus:

The Portfolio may also invest in stripped mortgage-backed securities, inverse floaters, swaps and structured notes.

The following paragraph should hereby replace the last sentence of the subsection "Principal Risks—Other Risks":

For more information about these risks, including those applicable to stripped mortgage-backed securities, inverse floaters, TRAINs, swaps and structured notes, as well as more detailed information about the risks summarized in this section, see "Additional Risk Information" section.

The following disclosure should be added to the end of the paragraph under the subsection "Additional Risk Information—Swaps" of the Portfolio's Prospectus:

In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate notional value of the credit default swaps of which it is the buyer or seller, marked to market on a daily basis.

The following disclosure should be added under the section of the Portfolio's Prospectus titled "Additional Risk Information":

Structured Notes.    The Fund's investments in structured notes involves risks. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

With respect to The Growth Portfolio:

The first sentence of the second paragraph in the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Investment Adviser may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following sentence is hereby added at the end of the section of the Portfolio's Prospectus titled "Summary of Principal Risks—Foreign Securities":

Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

With respect to The Balanced Growth Portfolio:

The following sentence is hereby added within the "Principal Investment Strategies" section of the Portfolio's Prospectus:

The Portfolio may also invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The third sentence in the section of the Portfolio's Prospectus titled "Principal Investment Strategies—(1) Common Stocks/Convertible Securities" is hereby deleted and replaced with the following:

The Portfolio's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The following sentence is hereby added as the first sentence in the section of the Portfolio's Prospectus titled "Principal Investment Strategies—Other Securities":

The Portfolio may invest up to 20% of its net assets in foreign securities.

The following section is hereby added within the section of the Portfolio's Prospectus titled "Summary of Principal Risks":

Foreign Securities.    The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

With respect to The Capital Opportunities Portfolio:

On August 25, 2005, the Board of Trustees of Morgan Stanley Select Dimensions Investment Series Capital Opportunities Portfolio (the "Portfolio") approved the use of the Russell 3000 Growth Index to define the capitalization range of securities in which the Portfolio may invest. It is a standard industry practice to use the index against which a fund is benchmarked to define the capitalization range of securities in which the fund may invest.

In April 2005, the Portfolio changed its benchmark to the Russell 3000 Growth Index. However, the Portfolio currently utilizes the market capitalization range of the Lipper Multi-Cap Growth Funds Index.

As of June 30, 2005, the market capitalization range of the Russell 3000 Growth Index was $68 million to $367.5 billion. Thus, the universe of the Portfolio's potential investments will not change to any degree that will negatively impact the management of the Portfolio or its shareholders. The Portfolio will not change its investment strategy, philosophy or discipline. Additionally, there will be no material change in the day-to-day operation of the Portfolio.

The following paragraph is hereby added within the "Summary of Principal Risks" section of the Portfolio's Prospectus:

Real Estate Investment Trusts ("REITs").    REITs pool investors' funds for investments primarily in commercial real estate or real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

The second sentence of the third paragraph in the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following sentence is hereby added at the end of the section of the Portfolio's Prospectus titled "Summary of Principal Risks—Foreign Securities":

Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

With respect to The Global Equity Portfolio:

The fourth and fifth sentences of the first paragraph of the section of the Portfolio's Prospectus titled "Principal Investment Strategies" are hereby replaced by the following:

The Portfolio's Investment Adviser uses a bottom-up investment approach that emphasizes security selection and disposition on an individual company basis. The Portfolio's Investment Adviser seeks growth companies focusing on securities believed to offer strong business fundamentals at an attractive valuation, while taking into consideration a company's history of paying dividends.

With respect to The Developing Growth Portfolio:

The first sentence of the third paragraph in the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio may invest up to 25% of its net assets in foreign securities, which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following section is hereby added within the section of the Portfolio's Prospectus titled "Summary of Principal Risks":

Foreign Securities.    The Portfolio is subject to the risk associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

The second sentence of the section of the Portfolio's Prospectus titled "Summary of Principal Risks–Other Risks" is hereby deleted and replaced with the following:

The Portfolio is also subject to other risks from its permissible investments, including the risks associated with forward foreign currency exchange contracts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SELECT SER 08/05

August 25, 2005

Supplement

Supplement Dated August 25, 2005 to the Statement of Additional Information of
Morgan Stanley Select Dimensions Investment Series
Class X and Class Y
Dated April 29, 2005

The following paragraph is hereby added within the section of the Fund's Statement of Additional Information titled "II. Description of the Fund and Its Investments and Risks—C. Investment Strategies and Risks":

Emerging Market Securities.    The American Opportunities Portfolio, Capital Opportunities Portfolio, Developing Growth Portfolio, Flexible Income Portfolio and Growth Portfolio may invest in emerging market securities. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Portfolio to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.